UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2014

TEXTRON INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-5480	05-0315468
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Westminster Street, Providence, Rhode Island  02903

(Address of principal executive offices)

Registrant’s telephone number, including area code: (401) 421-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.       Other Events

Textron Inc. is filing capsule financial information as of and for the quarter and year ended December 28, 2013 and updating its risk factors from those set forth in its Annual Report on Form 10-K for the year ended December 29, 2012. A copy of such capsule financial information is attached hereto as Exhibit 99.1 and a copy of such updated risk factors is attached hereto as Exhibit 99.2.

Item 9.01.       Financial Statements and Exhibits

(d) Exhibits:

The following exhibits are filed herewith:

Exhibit Number	Description

99.1	Capsule financial information of Textron Inc. as of and for the quarter and year ended December 28, 2013.

99.2	Risk factors of Textron Inc., as updated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXTRON INC.
(Registrant)

/s/ Mary F. Lovejoy
Mary F. Lovejoy
Vice President and Treasurer

Date: January 23, 2014

EXHIBIT INDEX

Exhibit Number	Description

99.1	Capsule financial information of Textron Inc. as of and for the quarter and year ended December 28, 2013.

99.2	Risk factors of Textron Inc., as updated.